Exhibit 10-1

AMENDMENT TO LEASE DATED JUNE 7, 2004, BY AND BETWEEN

HIBISCUS OFFICE PARK, LLC, AS LANDLORD,

AND

THE GOLDFIELD CORP., AS TENANT,

On November 1, 2011, the following terms and conditions will go into effect:

1.	Section 1.1 Lease Term is amended to read as follows:

Lease Term: The term of this lease (“Term”) is six (6) years, which Term shall commence on November 1, 2011 and end on October 31, 2017.

2.	Annual Minimum Rent/Base Rent: is amended to read as follows:

Annual Minimum Rent/Base Rent $89,135.50 / $11.75 psf (not including 6% FL Sales Tax)

3.	Section 4.4 Adjustment of Annual Minimum Rent is hereby amended to read as follows:

During this six (6) year option term, the Annual Minimum Rent specified in Section 1.1 hereof (and the monthly installments thereof) will be adjusted annually on each anniversary date of the term to increase the same by three (3%) percent from the prior year’s Annual Minimum Rent.

4.	Section 7.1.3 is hereby amended to read as follows:

7.1.3 To keep the Premises, including equipment, facilities and fixtures therein, clean, neat and in good order, repair and condition. Tenant shall be responsible for the regular maintenance of the air conditioners on the Premises which shall include filter changes and maintenance service from a certified air conditioning company and the Landlord shall be responsible for any air conditioner/air handler repairs and replacement, if necessary.

5.	Exhibits “B”, “C” and “D” are deleted in entirety.

6.	Section 11.13.2 on Exhibit “E” is hereby amended to read as follows:

11.13.3 Should the Tenant elect to terminate this option term prior to October 31, 2017, Tenant shall pay Landlord six (6) months rent as a termination penalty.

All other terms and conditions of the original Lease dated June 7, 2004, shall remain in full force and effect.

Landlord:

HIBISCUS OFFICE PARK, LLC, a Florida limited liability company

BY:	HARP HOLDING COMPANY, INC.,
A Florida limited liability company
As its Managing Member

By:	/s/ Hugh M. Evans
Name:	Hugh M. Evans, Jr., Vice President	Dated: 10/7/ 2011

Tenant:

THE GOLDFIELD CORPORATION

By:	/s/ John Sottile	Dated: October 6, 2011
Name:	John H. Sottile, President